UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     February 3, 2005
                                                         ---------------------

                        CHINA DIGITAL COMMUNICATION GROUP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

           000-49715                                  91-2132336
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   (Commission File Number)                (IRS Employer Identification No.)

   A-3. Xinglian Industrial Zone. He Hua Ling Pingxin Road. Xin Nan. Ping Hua
                      Town. Longgang. Shenzhen China 51811
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(Address of Principal Executive Offices)                    (Zip Code)

                                 86-755-38252698
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 3, 2005 China Digital Communications Group ("the Company"), issued a press release to announce its preliminary revenue and earnings for the fourth quarter and fiscal year ended December 31, 2004. The financial information in the press release represents the Company's preliminary, internally prepared, unaudited results. Actual results could differ materially, due to, among other things, adjustments made in connection with the Company's year-end audit. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)      Exhibits

            99.1 Press Release of China Digital Communications Group dated February 3, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CHINA DIGITAL COMMUNICATION GROUP
                                     (Registrant)

                                     By: /s/ YiBo Sun
                                         ----------------------------
                                          YiBo Sun
                                          Chief Executive Officer

Date:  February 11, 2005